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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2005

Oxford Industries, Inc.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	001-04365 (Commission File Number)	58-0831862 (IRS Employer Identification No.)
222 Piedmont Avenue, NE, Atlanta, GA. (Address of principal executive offices)		30308 (Zip Code)

Registrant's telephone number, including area code (404) 659-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.01. REGULATION FD DISCLOSURE.

        On June 1, 2005 Oxford Industries, Inc., (the "Company") issued a press release clarifying its fiscal year 2006 earnings guidance. The press release is incorporated herein to this Form 8-K by reference and a copy of the press release is attached hereto as Exhibit 99.1.

        The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits.

EXHIBIT NUMBER
99.1	Press Release of Oxford Industries, Inc., dated June 1, 2005.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934. The registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD INDUSTRIES, INC.
June 2, 2005	By:	/s/ THOMAS CALDECOT CHUBB III Thomas Caldecot Chubb III Executive Vice President

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INFORMATION TO BE INCLUDED IN THE REPORT
  ITEM 7.01. REGULATION FD DISCLOSURE.
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE